Exhibit 10.6

                                CONSTRUCTION LOAN
                                 PROMISSORY NOTE

DATE:                                April 4, 2006

                                    Atlantis Laboratories, Inc.

BORROWER:                           408 Hall Street
                                    Conroe, Texas 77301

                                    Mark Potter
                                    408 Hall Street
                                    Conroe, Texas 77301

LENDER:                             Klinger Advanced Aesthetics, Inc.
                                    501 Merritt 7, 5th Floor
                                    Norwalk, Connecticut  06851

MAXIMUM AMOUNT:                     $650,000

INTEREST RATE:                      Six and one-half percent (6-1/2%)

MATURITY DATE:                      April 1, 2016

         FOR VALUE RECEIVED, Each Borrower, jointly and severally, promises and agrees to the following:

         1. PROMISE TO PAY. Borrower promises to pay to Lender, or order, in lawful money of the United States of America, the principal amount of SIX HUNDRED FIFTY THOUSAND AND NO/100THS DOLLARS ($650,000) (the "LOAN"), or so much thereof as may be outstanding hereunder, together with interest on the unpaid outstanding principal balance calculated from the date of each advance hereunder until repaid as set forth below.

         2. ADVANCES OF PRINCIPAL. Lender will make advances to Borrower under this Note from time to time in connection with the construction of a factory building on certain real property located in the City of Conroe, County of Montgomery, Texas (the "PROPERTY") pursuant to the terms of the Construction Loan Agreement executed by Borrower and Lender contemporaneously herewith (the "LOAN AGREEMENT"). The obligations of Borrower under the Loan shall be governed by and performed in accordance with the terms and conditions of this Note, the Loan Agreement, one or more Deeds of Trust executed contemporaneously herewith or in the future as security for the obligations of Borrower under the Note (collectively, the "DEED OF TRUST"), and any and all other documents evidencing, securing or otherwise governing the Loan (collectively, the "LOAN DOCUMENTS"). Except as expressly provided otherwise in this Note, the defined terms in the Loan Documents are used herein with the same meaning.

         3. INTEREST. The principal balance of this Note shall bear interest at a rate per annum equal to six and one-half percent (6-1/2%).

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                  3.1 DEFAULT  RATE.  The  "DEFAULT  RATE"  applicable  upon the occurrence of a default as set forth below shall be a rate per annum equal to the lesser of (a) eighteen percent (18%) per annum, or (b) the Maximum Lawful Rate as determined in accordance with Paragraph 8 hereof.

                  3.2 CALCULATION AND ADJUSTMENT. All interest shall be calculated by applying the applicable interest rate over a year of 360 days, times the amount on which the interest is to accrue, times the actual number of days that amount is outstanding.

         4. PAYMENT.

                  4.1 INTEREST ONLY PERIOD. Monthly installment payments of interest only on the outstanding principal balance shall be due commencing on the first day of the month following the initial advance under this Note and continuing on the first day of each subsequent month up to and including April 1, 2007.

                  4.2 PRINCIPAL AND INTEREST. Commencing on May 1, 2007, and continuing on the first day of each calendar month thereafter up to and including April 1, 2016, installment payments of principal and interest shall be due in such amount as will be sufficient to pay off in 108 equal payments all principal and accrued interest, with the final payment due on the Maturity Date. All principal not previously repaid, unpaid interest, and any other amounts owing under the Loan Documents shall be due in full on the Maturity Date.

                  4.3 APPLICATION OF PAYMENTS. Payments received shall be applied first to accrued interest and then in such order as Lender may elect in its sole discretion. Remittances in payment of any part of the indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by the holder hereof in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practices of the collecting bank or banks.

                  4.4 MATURITY. The entire principal balance under this Note and all accrued interest thereon shall become immediately due and payable on April 1, 2016.

         5. PREPAYMENT. Borrower may prepay all or any part of the principal and
accrued  interest  on  this  Note  without  premium  or  penalty,   but  partial
prepayments shall not affect the amount or due date of subsequent installments.

         6. DEFAULT. If Borrower fails to pay any installment or other amount due hereunder or upon the occurrence of any other default under the Loan Documents that is not cured within the applicable cure period (if any), or if Borrower defaults under any other loan or obligation owed to Lender or any third party (each an "EVENT OF Default"), the Loan may be accelerated and the outstanding principal balance hereof become immediately due and payable, at Lender's option and without notice to Borrower, and Lender shall be entitled to pursue any and all rights and remedies available to it under the Loan Documents or under law. Borrower shall reimburse Lender on demand for all legal fees and other expenses incurred in collecting

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or enforcing this Loan and/or  protecting or realizing on any collateral for the
Loan (including, without limitation, those incurred with or without suit, in any
appeal,   bankruptcy,   insolvency,  or  receivership  proceeding,   and/or  any
post-judgment collection proceedings), plus interest on such amounts at the Default Rate as set forth below.

         7. LATE CHARGE AND DEFAULT INTEREST. If any installment due hereunder is not paid in full within fifteen (15) days of the date due, Lender shall, without notice, be entitled to charge, and Borrower shall pay on demand, a late charge equal to five percent (5%) of the delinquent amount (the "LATE CHARGE"). This provision for late charges shall not be deemed to extend the time for payment or be a "grace period" or "cure period" that gives the Borrower a right to cure an Event of Default. Imposition of late charges is not contingent upon the giving of any notice or lapse of any cure period provided for in the Loan Documents. In addition, and regardless of whether Lender elects to accelerate this Note, the entire principal balance and all accrued interest shall bear interest from the date of default (without regard to any applicable cure or notice period) at the Default Rate, which shall be payable on demand. Borrower recognizes that a default causes Lender economic loss and additional expense in connection with the Loan and that the amount of damages caused thereby are difficult and impracticable to ascertain. Borrower agrees that the Late Charge and the Default Rate are reasonably calculated to cover such damage and expenses to Lender, and shall be in addition to all other rights and remedies available to Lender. Nothing herein shall be construed as an agreement to accept at any time less than the full amount then due, or as a waiver or limitation of Lender's right to enforce strict performance.

         8. MAXIMUM INTEREST RATE. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable on this note or the Related Indebtedness (hereinafter defined) (or applicable United States federal law to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount: (i) contracted for, charged, taken, reserved or received pursuant to this note, any of the other Loan Documents or any other communication or writing by or between Maker and Payee related to the transaction or transactions that are the subject matter of the Loan Documents;
(ii) contracted for, charged or received by reason of Payee's exercise of the option to accelerate the maturity of this note and/or the Related Indebtedness; or (iii) Maker will have paid or Payee will have received by reason of any voluntary prepayment by Maker of this note and/or the Related Indebtedness, then it is Maker's and Payee's express intent that all amounts charged in excess of the Maximum Lawful Rate shall be automatically cancelled, ab initio, and all amounts in excess of the Maximum Lawful Rate theretofore collected by Payee shall be credited on the principal balance of this note and/or the Related Indebtedness (or, if this note and all Related Indebtedness have been or would thereby be paid in full, refunded to Maker), and the provisions of this note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if this note has been paid in full before the end of the stated term of this note, then Maker and Payee agree that Payee shall, with reasonable promptness after Payee discovers or is advised by Maker that interest was

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received in an amount in excess of the Maximum  Lawful Rate,  either refund such excess interest to Maker and/or credit such excess interest against this note and/or any Related Indebtedness then owing by Maker to Payee. Maker hereby agrees that as a condition precedent to any claim seeking usury penalties against Payee, Maker will provide written notice to Payee, advising Payee in reasonable detail of the nature and amount of the violation, and Payee shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Maker or crediting such excess interest against this note and/or the Related Indebtedness then owing by Maker to Payee. All sums contracted for, charged or received by Payee for the use, forbearance or detention of any debt evidenced by this note and/or the Related Indebtedness shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of this note and/or the Related Indebtedness (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of this note and/or Related Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to this note and/or the Related Indebtedness for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to this note and/or the Related Indebtedness. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. As used herein, the term "Maximum Lawful Rate" shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Payee in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that it permits Payee to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges (hereinafter defined) made in connection with the transaction evidenced by this note and the other Loan Documents. As used herein, the term "Charges" shall mean all fees, charges and/or any other things of value, if any, contracted for,
charged,   received,   taken  or  reserved  by  Payee  in  connection  with  the
transactions relating to this note and the other Loan Documents, which are treated as interest under applicable law. As used herein, the term "Related Indebtedness" shall mean any and all debt paid or payable by Maker to Payee related to the transaction or transactions that are the subject matter of the Loan Documents, except such debt which has been paid or is payable by Maker to Payee under this note. To the extent that Payee is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate payable on this note and/or the Related Indebtedness, Payee will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Payee to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Payee will rely on United States federal law instead of Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Payee may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Maker as provided by applicable law now or hereafter in effect.

         9. BUSINESS PURPOSE. Borrower represents and warrants to Lender that the proceeds of this Note shall be used by Borrower exclusively for commercial and business

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purposes,  and that none of the  proceeds of this Note shall be used by Borrower for personal, family, or household purposes.

         10. WAIVERS. Borrower and all guarantors, sureties and endorsers hereof waive presentation and demand for payment, protest, and notice of demand, notice of acceleration, notice of intent to accelerate, protest, dishonor and nonpayment, and agree Lender shall be entitled to take any action with regard to this Loan (including renewals, extensions, or modifications of the Note; release of parties liable or any security for the Loan), without notice to them or impairment of their liability to Lender, Lender's acceptance of any full or partial payment, Late Charge, or Default Interest will not waive default or constitute consent to any sale or transfer of secured property regardless of Lender's knowledge. Lender may elect to waive all or part of any right, payment or obligation owing to it and such waiver or any failure to exercise its rights and remedies shall not be deemed a waiver or release as to any default, and waiver as to any particular breach shall not be deemed waiver or consent to any subsequent default.

         11. MISCELLANEOUS. Subject to applicable law, this Note shall (a) be construed and otherwise governed by the laws of the state of Texas, without regard to that state's choice of law rules; (b) not be modified or terminated orally, but only by a modification or termination in writing and signed by Lender; and (c) be binding on and inure to the benefit of Borrower and Lender and their respective successors and assigns, subject to any prohibitions on assignment contained in the Loan Documents. Time is of the essence of this Note and the performance of each of the agreements and provisions contained herein. Each person and entity signing or otherwise liable for this Note agrees that each is jointly and severally liable hereunder as a principal, and not as a surety. If Borrower is an individual and resides in a community property state, then unless this obligation is specifically described as a separate property obligation (by a notation either on the face page of this Note or under the signature line), any married person who signs this Note warrants that this obligation is incurred on behalf of his or her marital community and agrees that it shall bind the marital community. A determination that any provision of this
Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person, entity or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons, entities or circumstances. Captions and headings in this Note are for convenience only and shall be disregarded in construing it.

         12. JURISDICTION AND VENUE. Each Borrower agrees that all actions or proceedings arising in connection with this Note shall be tried and litigated only in the state and federal courts located in the City of Dallas, Texas. Each Borrower hereby waives any right he or it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Paragraph 12 and stipulates that the state and federal courts located in the City of Dallas, Texas shall have in personam jurisdiction and venue over each Borrower for the purpose of litigating any such dispute, controversy or proceeding arising out of or related to this Note. To the extent permitted by law, service of process sufficient for personal jurisdiction in any action against each Borrower may be made by registered or certified mail, return receipt requested, to the addresses indicated in the Loan Agreement. Nothing herein shall limit the right of Lender to maintain a legal proceeding in the State of Texas if it shall so elect.

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         13.  RECOURSE.  BORROWER  ACKNOWLEDGES  LIABILITY  FOR  PAYMENT  OF ALL
AMOUNTS OWING UNDER THIS NOTE AND THE OTHER LOAN DOCUMENTS AND AGREES THAT LENDER DOES NOT HAVE TO FORECLOSE ITS DEED OF TRUST OR ANY OTHER COLLATERAL BEFORE DEMANDING FULL PAYMENT FROM BORROWER.

         Borrower                        Atlantis Laboratories, Inc.


                                         By: /s/ Mark Potter, President
                                             ---------------------------
                                                  Mark Potter

         Borrower                        /s/ Mark Potter
                                         -------------------------------
                                         Mark Potter, individually